Exhibit 99.2

Company Overview September 2021

Leap Therapeutics | Forward Looking Statements This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management, are forward-looking statements within the meaning of U.S. securities laws. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. We may not actually achieve the plans, intentions or expectations disclosed in our forward- looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. These and other risk factors are listed from time to time in reports filed with the Securities and Exchange Commission, including, but not limited to, our Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q. We assume no obligation to update any forward-looking statements, except as required by applicable law. This presentation does not constitute an offer to sell, or the solicitation of an offer to buy, any securities. 2 2

Leap Highlights

Oncology drug development company focused on DKN-01, an anti-DKK1 antibody

STRATEGIC PARTNERSHIP

BeiGene

Rights in Asia (excluding Japan), Australia, and New Zealand

$132 million in potential milestones plus royalties

Combinations with tislelizumab

STRONG CLINICAL DATA

Esophagogastric Cancer

Compelling activity in combination with PD-1 and chemotherapy combinations

- Plus tislelizumab/chemo: **68% ORR** in 1L patients, with **90% ORR** in DKK1-high patients
- Plus pembrolizumab: **50% ORR**, 5.1 months PFS in DKK1-high 2L+ patients
- Plus paclitaxel: **47% ORR** in 2L patients

Endometrial Cancer

Monotherapy CR

Monotherapy: 25% ORR, 63% DCR, 4.3 months PFS in DKK1-high 2L+ patients

NEAR-TERM MILESTONES

Gastric/GEJ Cancer

DKN-01 + tislelizumab +/- chemo

- Second Line DKK1-high recruiting
- 2L Data expected Q1 2022
- Final Data expected Q2 2022

Prostate NYU

DKN-01 +/- docetaxel

Investigator Sponsored Study Recruiting

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The Role of DKK1 in Cancer 4 Promotes activation of Akt by direct signaling through CKAP4 and PI3 kinase Upregulates VEGFR2 to promote angiogenesis Inhibits β-catenin dependent Wnt signaling on Myeloid-derived suppressor cells (MDSCs) to enhance suppressive activity Reduction of Natural Killer (NK) cell anti-tumor activity Cancer cell survival and proliferation

Activity of DKN-01 to Treat Cancer

Downregulation of Akt signaling decreases cancer cell survival and proliferation

β-dependent Wnt signaling reprograms MDSCs and reduces immunosuppressive activity



DKK1
DKN-01
VEGFR2
CKAP4
PI3K
Akt
Angiogenenesis
WNT
DKN-01
FZD
LRP5/6
DKK1
β-catenin
MDSC
NK cell ligands
Activated NK cell
Cancer cell death
DKN-01
Cancer cell
MDSC
NK cell

Reduces angiogenesis and upregulates key cytokines, IFNγ, IL-15 and IL-33

Production of Granzyme B by NK cell

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DKN-01 Esophagogastric Cancer Development 6

Esophagogastric Cancer is a Global Unmet Medical Need Esophageal Cancer Gastric Cancer 7 Source: WHO Globocan 2020, American Cancer Society 604,100 New cases 2020 544,076 Deaths 2020 High incidence of esophageal cancer in China Incidence of esophageal cancer in China/Japan/US 19 26 324 US Japan China 32 10 4 New cases/year Incidence (per 100K) 1,089,103 New cases 2020 768,793 Deaths 2020 High incidence of gastric cancer in Asia Incidence of gastric cancer in China/Japan/US 27 138 479 US Japan China 48 53 7 New cases/year Incidence (per 100K)

High Levels of DKK1 Correlate with Shorter Overall Survival Across Indications including GEJ/Gastric Cancer Survival Probability Days OS for DKK1 High and Low Samples by Median (TCGA Pan-Cancer Dataset) Low High P < 0.0001 ~2.5 years shorter OS in DKK1-high patients 8 0 1000 2000 3000 4000 0 50 100 High Tumor Expression of DKK1 for G/GEJ Patients is Associated with a Worse Overall Survival (TCGA STAD) Days Probability of Survival DKK1 High (n=175) DKK1 Low (n=175) G and GEJ numbers have changed from previous OS analysis conducted on 5-23-19, not sure if it is from UCSC data being updated ect. Sample names for this dataset have an “A”on the end, e.g. TCGA-VQ-A8DV-01A and ones from 5-23-19 do not p-val = 0.0164 (Mantel-Cox) Median = 766 Median = 1686 p-val = 0.0164 (Mantel-Cox) OS for DKK1 High and Low Samples by Median (TCGA STAD Dataset) ~2.5 years shorter OS in DKK1-high patients

High DKK1 Is Associated with Poor Response to First-Line Platinum + Fluoropyrimidine Based Therapies in GEJ/Gastric Cancer Patients 9 Real World Evidence from DKK1-high patients demonstrates faster time to treatment discontinuation

High DKK1 Is Associated with Poor Response to Paclitaxel Therapies in GEJ/Gastric Cancer Patients Real World Evidence from DKK1-high patients demonstrates faster time to treatment discontinuation 10

Study Design in Patients with Advanced Gastric/GEJ Adenocarcinoma

Assess the Safety and Anti-tumor Activity of DKN-01 in Combination with Tislelizumab +/- Chemo



Eligible pts assigned to cohorts
Part A
All comers
DKK1-high subgroup
First-line:
DKN-01 +
Tislelizumab/XELOX
N = 25
Get ORR and safety of tislelizumab/chemo combo
Next wave IO Combination Indication in 1L GC/GEJ
Part B
DKK1-high
PD-1 Naïve
Second-line:
DKK-1 H
DKN-01 + Tislelizumab
N = 40
Get ORR and safety of tislelizumab combo in DKK-1 H patients
Biomarker-Driven/ Chemo-free Indication in 2L GC/GEJ

BeiGene leaptherapeutics

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DKK1 Expression Determined Using RNAscope and Digital Pathology 12 DKK1-high Patient (H-score = 108) DKK1-low Patient (H-score = 4) Tumor specimens were stained for DKK1 expression and quantified using a digital image analysis algorithm.1 • An H-score was calculated by determining the percentage of cells expressing low, medium and high levels of DKK1. H-score range: 0 to 300. • Blue circles = no DKK1 staining, yellow circles = low DKK1 staining, orange circles = medium DKK1 staining and red circles = high DKK1 staining. 1. Flagship Biosciences (Broomfield, CO).

Best Overall Response by DKK1 Expression 1L GEJ/GC – DKN-01 Plus Tislelizumab Plus Chemotherapy 13 -100 -50 0 50 100 Best % Change in Sum of Diameters SD SD SD SD SD SD PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR DKK1 RNAscope H-score Status: High (≥35) Low (<35) Unknown Tumor type: GEJ adenocarcinoma Gastric adenocarcinoma

Durable Response by DKK1 Expression 1L GEJ/GC – DKN-01 Plus Tislelizumab Plus Chemotherapy 14

All Evaluable DKK1-high Patients had Partial Response 1L GEJ/GC – DKN-01 Plus Tislelizumab Plus Chemotherapy • 90.0% of DKK1-high patients had PR; 7 of 9 responders still on therapy • 55.6% of DKK1-low patients had PR; 4 of 5 responders still on therapy 15 Best Overall Response, n (%) Partial Response Stable Disease Progressive Disease Non-Evaluable mITT population (N=22) 15 (68.2%) 6 (27.3%) 0 1 (4.5%) DKK1-high (N=10) 9 (90.0%) 0 0 1 (10.0%) DKK1-low (N=9) 5 (55.6%) 4 (44.4%) 0 0 DKK1 unknown (N=3) 1 (33.3%) 2 (66.7%) 0 0

Best Overall Response by PD-L1 and DKK1 Expression 1L GEJ/GC – DKN-01 Plus Tislelizumab Plus Chemotherapy 16 -100 -50 0 50 100 Best % Change in Sum of Diameters Subjects SD SD SD SD SD SD PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR + + + + + + + + + ? ? ? – – – – – – – – – CPS Status: ≥5 <5 Unknown Tumor DKK1-RNAscope H-Score Status: + High (≥35) – Low (<35) ? Unknown Tumor type: GEJ adenocarcinoma Gastric adenocarcinoma

Durable Response Independent of PD-L1 Expression 1L GEJ/GC – DKN-01 Plus Tislelizumab Plus Chemotherapy 17

DKK1 High Patients Respond Regardless of PD-L1 Status 1L GEJ/GC – DKN-01 Plus Tislelizumab Plus Chemotherapy • 79% ORR in patients with PD-L1-low expression (CPS < 5) ‒ 100% ORR in DKK1-high, PD-L1 low patients • 67% ORR in patients with PD-L1 high expression (CPS ≥ 5) ‒ 75% ORR in DKK1-high, PD-L1 high patients 18 Best Overall Response, n (%) Partial Response Stable Disease Progressive Disease Non-Evaluable PD-L1 CPS ≥5 (N=6) 4 (67%) 1 (17%) 0 1 (17%) DKK1-high (N=4) 3 (75%) 0 0 1 (25%) DKK1-low (N=2) 1 (50%) 1 (50%) 0 0 PD-L1 CPS <5 (N=14) 11 (79%) 3 (21%) 0 0 DKK1-high (N=6) 6 (100%) 0 0 0 DKK1-low (N=7) 4 (57%) 3 (43%) 0 0 DKK1 unknown (N=1) 1 (100%) 0 0 0

DKK1 and PD-L1 Expression are not Correlated 1L GEJ/GC – DKN-01 Plus Tislelizumab Plus Chemotherapy 19 vCPS: Visually-Estimated Combined Positive Score; PD-L1: Programmed Death-Ligand 1

Adverse Events Summary 1L GEJ/GC – DKN-01 Plus Tislelizumab Plus Chemotherapy 20 Part A Patients N=25 Preferred Terms No. Patients % Deaths within 30 days of last dose 3 12% Any adverse event 25 100% Grade ≥ 3 events 13 52% DKN-01-related 5 20% Serious adverse events 7 28% DKN-01-related 2 8% Events leading to DKN-01 discontinuation 3 12% DKN-01-related 1 4% Events leading to DKN-01 dose reduction 1 4% Drug-related adverse events DKN-01-related 14 56% Tislelizumab-related 16 64% Capecitabine-related 23 92% Oxaliplatin-related 22 88% Regimen-related 23 92% • Most common DKN-01-related adverse events: fatigue, nausea, diarrhoea, neutrophil count decreased, platelet count decreased • Grade ≥3 DKN-01-related adverse events (5 patients): diarrhoea (1), neutrophil count decreased (1), blood phosphorus decreased (1), pulmonary embolism (2) • Grade 5: pulmonary embolism (1)

PD-1 Antibodies + Chemo in First-Line HER2- GEJ/Gastric Cancer Patients 21 nivolumab tislelizumab pembrolizumab Checkmate-649 (All) Checkmate-649 (CPS > 5) (All) Keynote-062 (CPS > 1) N 789 473 15 251 ORR (%) (95% CI) 47 (43, 50) 50 (46, 55) 46.7 (21.3, 73.4) 48.6 (42.4, 54.9) DOR months (95% CI) 8.5 (7.2, 9.9) 9.5 (8.1, 11.9) NR 6.8 (5.5, 8.3) PFS months (95% CI) 7.7 (7.1, 8.5) 7.7 (7.0, 9.2) 6.11 (3.8, NE) 6.9 (5.7, 7.3) OS months (95% CI) 13.8 (12.6, 14.6) 14.4 (13.1, 16.2) NR 12.5 (10.8, 13.9)

Better and More Durable Responses for DKK1-high Patients Anti-PD-1/PD-L1 Naïve 2L+ GEJ/GC – DKN-01 Plus Pembrolizumab 22 Maximum Percent Decrease PR & DKK1-high SD & DKK1-low SD & DKK1-high PD & DKK1-low PD & DKK1-high Primary Location Total (n) RE* (n) PR (n) SD (n) PD (n) NE (n) RE* ORR (n, %) DCR (n,%) DKK1 RNAscope* 31 DKK1-high 11 10 5 3 2 1 5 (50) 8 (80) DKK1-low 20 15 0 3 12 5 0 (0) 3 (20) *DKK1-high ≥ upper tertile (35) DKK1-high had an ORR of 50% (5 PR/10) and DCR of 80% (8/10) 100 60 -30 -60 -100 0 20 140 PD PD PD PD PD PD PD PD PD SD SD PD PD SD PD SD SD PR PR PR PD SD PD PR PR

Longer PFS for DKK1-high Patients Anti-PD-1/PD-L1 Naïve 2L+ GEJ/GC – DKN-01 Plus Pembrolizumab 23 Median (95% CI) DKK1-high 22.1 (5.0, 35.9) DKK1-low 5.9 (5.3, 6.9) Median PFS longer in DKK1-high (22.1 weeks) vs. DKK1-low (5.9 weeks) patients Progression - Free Survival Probability 1.0 0.9 0.8 0.7 0.6 0.5 0.4 0.3 0.2 0.1 0.0 0 5 10 15 20 25 30 35 40 45 Weeks on Study DKK1-low 20 17 3 0 0 0 0 0 0 0 11 9 8 6 6 5 4 2 1 0 DKK1-high *DKK1-high ≥ upper tertile 35

Longer OS for DKK1-high Patients Anti-PD-1/PD-L1 Naïve 2L+ GEJ/GC – DKN-01 Plus Pembrolizumab 24 Median OS longer in DKK1-high (31.6 weeks) vs. DKK1-low (17.4 weeks) patients Median (95% CI) DKK1-high 31.6 (11.0, 63.0) DKK1-low 17.4 (8.6, 23.1) Overall Survival Probability 1.0 0.9 0.8 0.7 0.6 0.5 0.4 0.3 0.2 0.1 0.0 0 5 10 15 20 35 40 50 55 65 Weeks on Study DKK1-low 20 18 13 11 7 3 3 0 0 0 11 10 10 8 8 4 4 2 2 0 DKK1-high 25 5 6 30 4 5 45 0 4 60 0 2 *DKK1-high ≥ upper tertile 35

PD-L1 CPS Scores Not Associated with PFS Anti-PD-1/PD-L1 Naïve 2L+ GEJ/GC – DKN-01 Plus Pembrolizumab Median (95% CI) CPS Negative 11.7 (2.0, 22.1) CPS Positive – low 6.1 (5.0, 12.1) CPS Positive – high 6.9 (5.1, 31.6) 13 9 4 2 2 2 2 1 0 0 Progression - Free Survival Probability 1.0 0.9 0.8 0.7 0.6 0.5 0.4 0.3 0.2 0.1 0.0 CPS Negative 7 6 4 1 1 0 0 0 0 0 7 7 2 2 2 2 2 1 1 0 CPS Positive – high 0 5 10 15 20 25 30 35 40 45 Weeks on Study CPS Positive – low 25

PD-L1 CPS Scores Not Associated with OS Anti-PD-1/PD-L1 Naïve 2L+ GEJ/GC – DKN-01 Plus Pembrolizumab Median (95% CI) CPS Negative 17.4 (2.0, 43.7) CPS Positive – low 21.8 (5.6, 60.9) CPS Positive – high 18.3 (8.7, NA) 13 11 8 7 4 4 3 2 2 0 Overall Survival Probability 1.0 0.9 0.8 0.7 0.6 0.5 0.4 0.3 0.2 0.1 0.0 CPS Negative 7 6 4 3 2 1 0 0 0 0 7 7 5 3 3 2 1 0 0 0 CPS Positive – high 0 5 15 20 30 35 45 50 60 65 Weeks on Study CPS Positive – low 9 5 6 10 25 5 2 3 4 1 2 40 55 2 0 0 26

Clinical Activity of DKN-01 Plus Paclitaxel Evaluable Esophagogastric Patients by Tumor Location Therapy Patients Treated Prior Therapies Overall Response Rate Stable Disease Rate Disease Control Rate DKN-01 + paclitaxel 52 1-7 25% 35% 60% + = PD, - = PR, no symbol = SD + + + + + + + + + + + + + + + + + + + + - - - - - - - - - - - - - -100% -75% -50% -25% 0% 25% 50% 75% 100% GEJ/GC ESCC EC AC 260% N=52 Tumor Types 27

DKN-01 Plus Paclitaxel Exceeds Benchmarks in Second-Line Esophagogastric Cancer 2nd Line Study n ORR (%) DCR (%) PFS (months) OS (months) DKN-01 + pac 15 46.7% 73.3% 4.5 14.1 Ram + pac RAINBOW 330 28% 80% 4.4 9.6 Pac RAINBOW 335 16% 64% 2.9 7.4 Chemo KN-181 314 6.7% - 3.4 7.1 100% 75% 50% 25% 0% -25% -50% -75% -100% Tumor Types GEJ/GC ESCC EC AC 28

Baseline 4-month scan On Study 1 Year, Reduction -33.9% Failed Prior anti-PD-L1 + IDOi Best Overall Response of 20 Evaluable Patients* Partial Response 2 Stable Disease 6 Progressive Disease 12 DKN-01 Single-Agent Activity in Heavily Pretreated Esophagogastric Cancer Patients 29 *By Blinded Independent Central Review

DKN-01 Highlights in Gastric Cancer • DKN-01 in combination with tislelizumab and chemotherapy has demonstrated compelling overall response rates as a first line treatment for advanced gastric/GEJ cancer ‒ 68.2% ORR; 90% ORR in DKK1-high patients vs 56% ORR in DKK1-low patients • Response is correlated with DKK1 expression and independent of PD-L1 expression ‒ 79% ORR in patients with PD-L1-low expression (CPS < 5) ‒ 100% ORR in DKK1-high, PD-L1 low patients (CPS < 5) • DKK1 represents an important new therapeutic target in esophagogastric cancer ‒ Elevated expression associated with aggressive biology, poor response to standard 5-FU therapy, and shorter survival ‒ 50% ORR in in combination with pembrolizumab DKK1-high 2L+ patients ‒ 47% ORR in combination with paclitaxel in 2L patients 30

DKN-01 Endometrial Cancer Development 31

Endometrial Cancer • Most common gynecological cancer in the western world • ~66,500 annual cases in the United States and the incidence is increasing • Fourth most common cancer in women in the United States • Clinical risk factors include estrogen- only hormone replacement, obesity, chronic anovulation, tamoxifen therapy, nulliparity, early menarche, and late menopause 81% 95% 69% 17% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Overall Localized (67%) Regional (70%) Metastatic (9%) 5-Year Overall and Relative Survival 32 Source: American Cancer Society

PD-(L)1 treatment Anti-VEGF treatment High DKK1 Is Associated with Poor Response to anti-VEGF and anti-PD-(L)1 in Endometrioid Endometrial Cancer Patients 33

DKN-01 Phase 2 Study Design

Primary objective:

Objective response rate (ORR)

Secondary objectives:

Exploring genetic mutations in the Wnt signaling pathway and tumoral DKK1 expression as predictive biomarkers



Eligible Patients
• Recurrent EEC
• Recurrent platinum-resistant/refractory EOC
• Recurrent MMMT
• ≥ 1 prior therapy
• Measurable disease
• 50% in each group with Wnt signaling alteration
DKN-01 300 mg Monotherapy N=52
EEC N=29
EOC N=14
MMMT N=9
DKN-01 300 mg + Paclitaxel 80 mg N=59
EEC N=24
EOC N=19
MMMT N=16
Biopsy
DKN-01 +/- Paclitaxel 80 mg/m²
Paclitaxel 80 mg/m²
DKN-01 +/- Paclitaxel 80 mg/m²
Tumor Assessment at End of Even Cycles
Biopsy
LTFU
Screening
Day 1
Day 8
Day 15
Cycle 2
Cycle 3+
28-day Cycle

Data as of 28 Sep 2020. EEC: epithelial endometrial cancer; EOC: epithelial ovarian cancer; MMMT: carcinosarcoma (malignant mixed Mullerian tumor)

Basket study evaluating DKN-01 as monotherapy or in combination with paclitaxel in advanced gynecologic malignancies

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DKN-01 Was Well Tolerated as Monotherapy and in Combination with Paclitaxel • Related SAEs: ‒ DKN-01 monotherapy: 5.8% ‒ DKN-01 + paclitaxel combination: 6.8% • No TEAEs which led to death Most Common DKN-01 Related TEAEs Monotherapy: • Nausea (28.8%) • Fatigue (26.7%) • Constipation (11.5%) Combination therapy: • Fatigue (30.5%) • Anemia (27.1%) • Diarrhoea (23.7%) • Nausea (16.9%) • Neutropenia (11.9%) DKN-01 Related TESAEs Monotherapy: • Acute kidney injury (1.9%) • Dyspnoea (1.9%) • Nausea (1.9%) • Oedema peripheral (1.9%) Combination therapy: • Anemia (1.7%) • Colitis (1.7%) • Hypokalemia (1.7%) • Paresthesia (1.7%) 35

DKN-01 Monotherapy - Overall Response by DKK1 Tumoral Expression 36 *H score ≥ 18, upper tertile of overall study population Status N ORR DCR CR PR SD PD NE EEC monotherapy DKK1-high (≥18)* 8 25% 63% 1 1 3 3 0 DKK1-low (<18) 15 0% 7% 0 0 1 11 3 Unknown 6 0% 83% 0 0 5 1 0 DKK1-high tumors have better ORR (25% vs. 0%) and clinical benefit (63% vs. 7%) Patients with unknown DKK1 expression include 3 patients with durable SD and Wnt activating mutations

DKN-01 Monotherapy - Durable Clinical Benefit in DKK1-high Tumors DKK1-high patients have more durable clinical benefit 37

DKN-01 Monotherapy - Improved PFS with High Tumoral DKK1 Expression DKK1-high patients have longer PFS (4.3 vs. 1.8 months [HR 0.26; 95 CI: 0.09, 0.75]) 38

Corporate Strategy 39

Leap-BeiGene Strategic Partnership Royalties High-single digit to mid-teen double digits 40 Option and License Agreement Option Fee $3M Equity Investment $5M > $10M Option exercise fee Based on data from DKN-01 plus tislelizumab combination studies in gastric cancer Asia (excluding Japan), Australia, and New Zealand Total Option Exercise, Clinical, Regulatory, and Commercial Milestones $8M Upfront Payment $132M DKN-01 DEVELOPMENT

Management Team 41 Mark O’Mahony Chief Manufacturing Officer Douglas Onsi President & Chief Executive Officer Walter Newman, PhD Senior Research Fellow Gus Lawlor Chief Operating Officer Cyndi Sirard, MD Chief Medical Officer Christopher Mirabelli, PhD Chairman of the Board Jason Baum, PhD Vice President, Head of Translational Medicine Christine Granfield Vice President, Head of Regulatory Affairs and Quality

Investigator-Sponsored Study Q1 Q2 Q3 Q4 Q1 Q2 Leap 2021-2022 Objectives and Milestones 42 DKN-01 + tislelizumab gastric DKN-01 ± paclitaxel endometrial 2021 2L Initial Data LPI 1L First-line patients combination with chemotherapy Second-line patients DKK1-high DKN-01 ± docetaxel prostate 2022 Final Data 1L Final Data Next Study Planning for PD-1 Combination First-line Data ORR in All and DKK1-high Pts Second-Line Data